                                      Registration File No.: 811-7245/33-56853



DEAN WITTER BALANCED GROWTH FUND
                              Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS January 31, 1996

DEAR SHAREHOLDER:

This is the first annual report to shareholders of Dean Witter Balanced Growth Fund for the fiscal year ended January 31, 1996. The recently completed fiscal year was a favorable period for both equity and fixed-income investors.

Robust corporate earnings, benign inflation and a steadily advancing bond market combined to propel stocks higher and higher throughout 1995 and into 1996, as evidenced by the Dow Jones Industrial Average's (DJIA) vault first over 4000 and then 5000. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) and NASDAQ Index were also strong during the year, each reaching new heights. Despite a brief 100-point detour in mid-December (brought about by anxiety over budget wrangling in Washington, an economy perceived to be weakening and a belief that the Federal Reserve Board would not cut interest rates, which it subsequently did), equities continued to advance along through the new year.

Throughout the life of the Fund, interest rates moved sharply downward as economic growth slowed to a more sustainable level and inflationary fears all but disappeared. As a result, the Federal Reserve Board eased monetary policy by lowering the federal-funds rate by 25 basis points three times, first in early July, again in mid-December and again in late January. Overall, the fixed-income markets in general, and the U.S. Treasury market in particular, reacted favorably. The yield on 30-year U.S. Treasury bonds declined from
7.43 percent in late March, 1995, to 6.03 percent on January 31, 1996. Similarly, two-year Treasury note yields declined from 6.78 percent to 4.93 percent during the period.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter Balanced Growth Fund produced a total return of 22.13 percent for the period since inception (March 28, 1995) through January 31, 1996, compared to a return of 29.15 percent for the S&P 500 Index and a return of 14.29 percent for the Lehman Brothers
Government/Corporate Bond Index.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1996, continued

The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (March 28, 1995) through January 31, 1996, versus a similar investment in the issues that comprise the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index.

On January 31, 1996, the Fund's net assets exceeded $47 million. Since inception, we have sought to maintain an asset mix of 65 percent in equities and 35 percent in fixed-income securities. In selecting equities for its portfolio, the Fund emphasizes those companies which have a history of paying dividends and, in the opinion of the Fund's manager, have the potential for increasing those dividends.

At the end of the period under review, the Fund's equity component consisted of 19 stocks, representing 19 different industry groups. Among the Fund's largest equity holdings were Weyerhaeuser Co., Deere & Co., General Electric Co., Bristol-Myers Squibb Co., and BankAmerica Corp.

The Fund's fixed-income component, representing nearly 35 percent of the Fund's net assets, was invested as follows: 14.6 percent in mortgage-backed securities, 9.9 percent in U.S. Treasury securities and 8.5 percent in U.S. agency obligations. The average maturity and average duration (a measure of a fixed-income portfolio's sensitivity to changes in interest rates) of the fixed-income component on January 31, 1996 were 6.14 years and 4.94 years, respectively.

LOOKING AHEAD

Of course, the stock market cannot be expected to rise unabated forever. Following further advancement in 1996 leading up to the presidential election, it is reasonable to expect some turbulence. A post election surprise could be a resurgence of inflationary pressure that would inspire another round of Federal Reserve Board tightening in 1997. As we learned from 1994, such a correction -- if it were to occur -- could actually be a buying opportunity for stocks.

We expect the economy to experience a protracted economic slowdown extending into the latter part of 1996. Falling interest rates, expanding price/earnings ratios and modest earnings growth on the order of 5 percent should continue to drive the broader markets higher.

                                        GROWTH OF $10,000
                DATE                FUND           S&P 500          LEHMAN
-------------------------------------------------------------------------------
          March 28, 1995           $10,000         $10,000          $10,000
          January 31, 1996         $12,213(2)      $12,915          $11,429
-------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN (FUND)
                      LIFE OF FUND

                       22.13% (1)

           ______Fund     _____S&P 500 (3)   _____Lehman (4)

          Past performance is not predictive of future returns.
          ______________________________________________________

          (1)   Figure shown assumes reinvestment of all distributions.  There is no sales charge.

          (2)   Closing value, assuming a complete redemption on January 31, 1996.

          (3)   The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-
          based index, the performance of which is based on the average performance of
          500 widely held common stocks. The performance of the index does not include any expenses, fees or charges.  The Index is unmanaged and should not be considered an investment.

          (4)   The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years.  The performance of the index does not include any expenses, fees or charges.  The Index is unmanaged and should not be considered an investment.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1996, continued

However, we expect the market to narrow, as fewer companies will be able to sustain their recent growth rates. At some point later in the year we anticipate the market to begin to look out over the earnings valley as further Federal Reserve Board rate cuts enable investors to extend their investment horizons.

We appreciate your support of Dean Witter Balanced Growth Fund and we look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
-----------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (63.8%)
             Aerospace & Defense (3.3%)
   32,400    Raytheon Co.  ...................................................  $ 1,591,650
                                                                               ------------
             Aluminum (3.3%)
   28,400    Aluminum Co. of America  ........................................    1,576,200
                                                                               ------------
             Automotive (3.3%)
   52,900    Ford Motor Co.  .................................................    1,567,162
                                                                               ------------
             Banking (3.4%)
   23,900    BankAmerica Corp.  ..............................................    1,610,263
                                                                               ------------
             Beverages - Soft Drinks (3.3%)
   26,600    PepsiCo Inc.  ...................................................    1,586,025
                                                                               ------------
             Chemicals (3.4%)
   20,900    Du Pont (E.I.) de Nemours &  Co., Inc.  .........................    1,606,687
                                                                               ------------
             Computer Equipment (3.4%)
   14,800    International Business Machines  Corp.  .........................    1,609,500
                                                                               ------------
             Conglomerates (3.4%)
   31,000    Tenneco Inc.  ...................................................    1,600,375
                                                                               ------------
             Drugs & Healthcare (3.4%)
   18,200    Bristol-Myers Squibb Co.  .......................................    1,610,700
                                                                               ------------
             Electric - Major (3.4%)
   21,000    General Electric Co.  ...........................................    1,611,750
                                                                               ------------
             Foods (3.3%)
   34,300    ConAgra, Inc.  ..................................................    1,573,512
                                                                               ------------
             Machinery - Agricultural (3.4%)
   43,400    Deere & Co.  ....................................................    1,627,500
                                                                               ------------
             Natural Gas (3.4%)
   43,400    Enron Corp.  ....................................................    1,605,800
                                                                               ------------
             Oil - Domestic (3.3%)
   13,900    Atlantic Richfield Co.  .........................................    1,579,387
                                                                               ------------
             Paper & Forest Products (3.5%)
   36,200    Weyerhaeuser Co.  ...............................................    1,669,725
                                                                               ------------
             Railroads (3.4%)
   34,400    CSX Corp.  ......................................................    1,595,300
                                                                               ------------
             Retail (3.4%)
   21,400    Dayton-Hudson Corp.  ............................................    1,599,650
                                                                               ------------
             Telecommunications (3.2%)
   35,700    Sprint Corp.  ...................................................    1,539,562
                                                                               ------------
             Utilities - Electric (3.3%)
   57,300    Pacific Gas & Electric Co.  .....................................    1,590,075
                                                                               ------------
             TOTAL COMMON STOCKS (Identified Cost $26,573,929)  ..............   30,350,823
                                                                               ------------






 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
-------------------------------------------------------------------------------------------
             U.S. GOVERNMENT & AGENCIES
             OBLIGATIONS (30.9%)
             Federal National Mortgage Assoc.
$  973       7.00% due 07/01/25 - 08/01/25  ..................................  $   983,015
 1,927       7.50% due 06/01/25 - 09/01/25  ..................................    1,976,477
   939       8.00% due 05/01/24 - 05/01/25  ..................................      973,203
 2,992       Government National Mortgage Assoc.
             7.00% due 07/15/23 - 08/15/25  ..................................    3,025,896
 5,500       Resolution Funding Corp. Coupon Strips
             0.00% due 04/15/04 - 01/15/08  ..................................    3,030,652
 1,000       U.S. Treasury Principal Strip
             0.00% due 11/15/97  .............................................      916,104
 1,500       U.S. Treasury Coupon Strip
             0.00% due 11/15/04  .............................................      914,547
             U.S. Treasury Notes
 1,000       5.875% due 06/30/00  ............................................    1,025,469
   500       6.50% due 04/30/97  .............................................      509,297
   400       6.625% due 03/31/97  ............................................      407,375
   500       6.875% due 03/31/00  ............................................      530,547
   400       7.125% due 02/29/00  ............................................      427,750
                                                                               ------------
             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS (Identified Cost
             $14,336,827)  ...................................................   14,720,332
                                                                               ------------
             SHORT-TERM INVESTMENTS (5.5%)
             U.S. GOVERNMENT AGENCY (a) (2.1%)
             Federal Home Loan Mortgage Corp.
 1,000       5.30% due 02/15/96  .............................................      997,939
                                                                               ------------
             REPURCHASE AGREEMENT (3.4%)
             The Bank of New York
             5.75% due 02/01/96
             (dated 01/31/96; proceeds $1,627,689; collateralized by
             $2,193,644 U.S. Treasury Principal Strip due 05/15/01 valued at
             $1,659,978)
 1,627       (Identified Cost $1,627,429)  ...................................    1,627,429
                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,625,368)  ......    2,625,368
                                                                               ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

                                                   VALUE
---------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $43,536,124) (B)     100.2%    $47,696,523
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ..................    (0.2)       (100,535)
                                    --------  -------------
NET ASSETS ........................   100.0%    $47,595,988
                                    ========  =============

---------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes is the same as identified cost.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1996

 ASSETS:
Investments in securities, at value (identified cost $43,536,124)  ...    $47,696,523
Cash .................................................................          2,528
Receivable for:
  Shares of beneficial interest sold .................................        937,114
  Interest ...........................................................         85,513
  Dividends ..........................................................         70,389
  Investments sold ...................................................         68,173
Deferred organizational expenses .....................................        153,159
Receivable from affiliate ............................................         61,968
Prepaid expenses .....................................................         27,418
                                                                        -------------
  TOTAL ASSETS .......................................................     49,102,785
                                                                        -------------
LIABILITIES:
Payable for:
  Investments purchased ..............................................      1,209,844
  Shares of beneficial interest repurchased ..........................         74,638
Organizational expenses ..............................................        153,159
Accrued expenses .....................................................         69,156
                                                                        -------------
  TOTAL LIABILITIES ..................................................      1,506,797
                                                                        -------------
NET ASSETS:
Paid-in-capital ......................................................     43,208,903
Net unrealized appreciation ..........................................      4,160,399
Undistributed net investment income ..................................        172,303
Undistributed net realized gain ......................................         54,383
                                                                        -------------
  NET ASSETS .........................................................    $47,595,988
                                                                        =============
NET ASSET VALUE PER SHARE,
 3,991,754 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................         $11.92
                                                                        =============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 28, 1995* THROUGH JANUARY 31, 1996

NET INVESTMENT INCOME:
Income
Interest .........................................   $  475,806
Dividends ........................................      391,025
                                                    -----------
  TOTAL INCOME ...................................      866,831
                                                    -----------
Expenses
Plan of distribution fee .........................      204,200
Investment management fee ........................      122,520
Professional fees ................................       59,337
Organizational expenses ..........................       31,341
Custodian fees ...................................       20,731
Shareholder reports and notices ..................       19,455
Transfer agent fees and expenses .................       19,060
Registration fees ................................       15,887
Other ............................................          893
                                                    -----------
  TOTAL EXPENSES BEFORE AMOUNTS WAIVED/REIMBURSED       493,424
  LESS: AMOUNTS WAIVED/REIMBURSED ................     (493,424)
                                                    -----------
  TOTAL EXPENSES AFTER AMOUNTS WAIVED/REIMBURSED          --
                                                    -----------
  NET INVESTMENT INCOME ..........................      866,831
                                                    -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ................................       65,170
Net unrealized appreciation ......................    4,160,399
                                                    -----------
  NET GAIN .......................................    4,225,569
                                                    -----------
NET INCREASE .....................................   $5,092,400
                                                    ===========

------------
   *   Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE PERIOD
                                                                  MARCH 28, 1995*
                                                                  THROUGH JANUARY
                                                                      31, 1996
---------------------------------------------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income ..........................................    $   866,831
Net realized gain ..............................................         65,170
Net unrealized appreciation ....................................      4,160,399
                                                                 ----------------
  NET INCREASE .................................................      5,092,400
                                                                 ----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ..........................................       (694,528)
Net realized gain ..............................................        (10,787)
                                                                 ----------------
  TOTAL ........................................................       (705,315)
                                                                 ----------------
Net increase from transactions in shares of beneficial interest      43,108,903
                                                                 ----------------
  TOTAL INCREASE ...............................................     47,495,988
NET ASSETS:
Beginning of period ............................................        100,000
                                                                 ----------------
  END OF PERIOD
  (Including undistributed net investment income of $172,303)  .    $47,595,988
                                                                 ================

------------

   * Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996

1. Organization and Accounting Policies

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and, in the opinion of Dean Witter InterCapital Inc. (the "Investment Manager"), have the potential for increasing dividends, securities convertible into common stock and investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to the Investment Manager to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $184,500 which will be reimbursed, exclusive of $31,341 which has been absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to reimburse all operating expenses (except brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until March 31, 1996, whichever occurs first. At January 31, 1996, included in the Statement of Assets and Liabilities, was a receivable from an affiliate which represents expense reimbursements due the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the period ended January 31, 1996, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended January 31, 1996 aggregated $41,247,813 and $484,251, respectively. Included in the aforementioned are purchases of U.S. Government securities of $14,343,510.

For the period ended January 31, 1996, the Fund incurred brokerage commissions of $26,380 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1996, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $68,173 and $205,250, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $2,700.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE PERIOD
                                                    MARCH 28, 1995*
                                                        THROUGH
                                                   JANUARY 31, 1996
                                                 SHARES        AMOUNT
                                              -----------  -------------
Sold ........................................   4,686,686    $50,974,046
Reinvestment of dividends and distributions        58,982        654,591
                                              -----------  -------------
                                                4,745,668     51,628,637
Repurchased .................................    (763,914)    (8,519,734)
                                              -----------  -------------
Net increase ................................   3,981,754    $43,108,903
                                              ===========  =============

------------
*     Commencement of operations.

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                             FOR THE PERIOD
                                            MARCH 28, 1995*
                                            THROUGH JANUARY
                                                31, 1996
-----------------------------------------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....      $ 10.00
                                           ----------------
Net investment income ....................         0.31
Net realized and unrealized gain  ........         1.88
                                           ----------------
Total from investment operations  ........         2.19
Less dividends from net investment income         (0.27)**
                                           ----------------
Net asset value, end of period ...........      $ 11.92
                                           ================
TOTAL INVESTMENT RETURN ..................        22.13%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................           --%(2)(3)
Net investment income ....................         4.25%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .      $47,596
Portfolio turnover rate ..................            2%(1)

------------
*    Commencement of operations.
**   Includes a capital gain distribution of $0.004.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the above annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Growth Fund (the "Fund") at January 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 8, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

          During the year ended January 31, 1996, 42% of the income paid qualified for the dividends received deduction available to corporations.

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
BALANCED
GROWTH FUND

ANNUAL REPORT
JANUARY 31, 1996